PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT is made as at the 28 day of November, 2001.

AMONG:

Jonathan Severn and Gregg Schlender, both care of Suite 1680, 300 Esplanade Drive, Oxnard, California, U.S.A. 93030

(collectively called the "Vendors" and individually called a "Vendor")

OF THE FIRST PART

AND:

Worldwide Technologies, Inc., having an office at Suite 1500, 789 West Pender Street, Vancouver, British Columbia, Canada, V6C 1H2

("Worldwide")

OF THE SECOND PART

AND:

Entertainment Hosting & Merchandising, LLC, a limited liability company duly incorporated under the laws of the State of California and having a place of business at Suite 1680, 300 Esplanade Drive, Oxnard, California, U.S.A. 93030

(the "Company")

OF THE third PART

WHEREAS:

A. The Company is authorized to engage in any lawful business and currently has assets of nominal value;

B. The Vendors are each members holding all of the membership interests in the capital of the Company;

C. Worldwide wishes to acquire all of the Vendors' Interests (as defined herein) in exchange for the sum of US$100; and

D. Based upon the representations and warranties set forth herein, the Vendors have agreed to sell and Worldwide has agreed to acquire the Vendors' Interests on the terms and conditions and for the consideration set forth herein.

WITNESSES THAT in consideration of the premises and of the respective warranties, representations, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1
INTERPRETATION AND DEFINITIONS

1.1 Interpretation

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a) this "Agreement" means this Agreement;

(b) any reference in this Agreement to a designated "Article", "Section", "Schedule" or other subdivision refers to the designated Article, Section, Schedule or other subdivision of this Agreement;

(c) the words "herein" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision of this Agreement;

(d) the word "including", when following any general statement term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limited language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto but rather refers to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter;

(e) any reference to a statute includes and, unless otherwise specified herein, is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding such statute or such regulation; and

(f) words importing the masculine gender include the feminine or neuter gender and words in the singular include the plural, and vice versa.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE VENDORS

2.1 Representations and Warranties of the Vendors

The Vendors represent and warrant, jointly and severally, to Worldwide, as continuing representations and warranties which are true and correct on the date hereto or, if any such representation and warranty is expressed to be made and given in respect of a particular date other than the date hereto, then such representation and warranty shall be true and correct on the earlier of such date or the Closing Date (as defined herein), and all representations and warranties herein shall be true and correct on each day thereafter to and including the Closing Date with the same effect as if made and given on and as of each such day, that:

(a) each Vendor is the sole beneficial owner of the membership interest in the capital of the Company as a percentage of the total membership interest of the Company as is hereinafter set opposite each Vendor's name (collectively the "Vendors' Interests"):

Name of Vendor	% of Total Membership Interest of the Company
Jonathan Severn	50.00%
Gregg Schlender	50.00%

(b) the Vendors' Interests are free and clear of any actual, pending, or threatened hold periods, liens, charges, claims, options, set-offs, encumbrances, voting agreements, voting trusts, escrow restrictions or other limitations or restrictions of any nature whatsoever, except as expressly provided for or disclosed herein;

(c) the Vendors' Interests represent 100% of the Company's issued and outstanding membership interests;

(d) no person, firm or corporation has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to purchase or otherwise acquire any of the Vendors' Interests;

(e) each Vendor has the full and absolute right, power and authority to enter into this Agreement on the terms and subject to the conditions herein set forth, to carry out the transactions contemplated hereby and to transfer to Worldwide on the Closing Date, legal and beneficial title and ownership of his portion of the Vendors' Interests; and

(f) each of the Vendors has duly and validly authorized, executed and delivered this Agreement.

ARTICLE 3
REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE VENDORS AND THE COMPANY

3.1 Representations and Warranties

The Vendors and the Company represent and warrant, jointly and severally, to Worldwide, as continuing representations and warranties which are true and correct on the date hereof or, if any such representation and warranty is expressed to be made and given in respect of a particular date other than the date hereof, then such representation and warranty shall be true and correct on the earlier of such date or the Closing Date, and all representations and warranties herein shall be true and correct on each day thereafter to and including the Closing Date with the same effect as if made and given on and as of each such day, that:

(a) the Company is duly incorporated, validly existing and in good standing under the laws of the State of California and in each other jurisdiction in which they carry on business or hold assets and the Company has the necessary corporate capacity to carry on the business which they now carry on in such jurisdictions and to own the assets which they now own;

(b) all membership interests of the Company are held by the Vendors and represent 100% of the membership interests of the Company;

(c) no person, firm or corporation has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to require the Company to issue any membership interests in its capital or to convert any securities of the Company or of any other company into membership interests in the capital of the Company;

(d) the officers of the Company are as follows:

Name	Position
Jonathan Severn	President, Secretary
Gregg Schlender	Vice-President
Aric Gastwirth	Chief Financial Officer

(e) the corporate records of the Company, as required to be maintained by it under its statute of incorporation and constating documents, are accurate, complete and up-to-date in all material respects and all material transactions of the Company have been promptly and properly recorded in its books or filed with its records;

(f) the Company's financial statements for the period ending October 31, 2001 (the "Company's Financial Statements") are true and correct in every material respect, and have been prepared in accordance with generally accepted accounting principles and fairly reflect on a consolidated basis the business, property, assets and financial position of the Company as at the date of the Company's Financial Statements and the results of its operations for the period then ended;

(g) other than as disclosed to Worldwide, the Company does not have any liability, due or accruing, contingent or absolute, and is not directly or indirectly subject to any guarantee, indemnity or other contingent or indirect obligation with respect to the obligation of any other person or company not shown or reflected in the Company's Financial Statements, other than any such liability, guarantee, indemnity or obligation incurred or assumed by it in the course of their normal and ordinary day to day business and no such liability, guarantee, indemnity or obligation has been paid or discharged by the Company after the date of the Company's Financial Statements other than in the course of its normal and ordinary day to day business;

(h) the Company does not beneficially own, directly or indirectly, any securities of any kind whatsoever in any other corporate entity;

(i) the Company has good and marketable title to all of its assets, and such assets are free and clear of any financial encumbrances not disclosed in the Company's Financial Statements;

(j) the Company holds all permits, licenses, consents and authorizations issued by any government or governmental authority which are necessary in connection with the operation of its business and the ownership of its properties and assets and all such permits, licenses, consents and authorizations are in good standing and are not terminable on the basis of a transfer of ownership of the Vendors' Interests;

(k) the Company has filed all necessary tax returns in all jurisdictions required to be filed by it, all returns affecting workers, compensation with the appropriate agency, corporation capital tax returns, if required, and any other material reports and information required to be filed by the Company with any governmental authority; the Company has paid all income, sales and capital taxes payable by it as and when due; the Company has withheld and remitted to tax collection authorities such taxes as are required by law to be withheld and remitted as and when due; the Company has paid all instalments of corporate taxes due and payable, and there is not presently outstanding and nor does the Company expects to receive any notice of re-assessment from any applicable tax collecting authority;

(l) the Company has not declared or paid any distributions of any kind whatsoever including, without limitation, by way of redemption, repurchase or reduction of its authorized capital;

(m) there has been no material adverse change in the financial condition and position of the Company and no damage, loss destruction or other change in circumstances materially affecting the business, property or assets of the Company or its right or capacity to carry on business since the date of the Company's Financial Statements;

(n) after the date of the Company's Financial Statements, the Company has not engaged in any transaction or made any disbursement or assumed or incurred any liability or obligation or made any commitment, including, without limitation, any forward purchase commitment or similar obligation, to make any expenditure which would materially affect their operations, property, assets or financial condition;

(o) the Company has not waived or surrendered any right of substantial value and has not made any gift of money or of any of its property or assets;

(p) the Company has carried on business in the normal course;

(q) other than as disclosed to Worldwide, the Company does not have outstanding any material continuing contractual obligations whatsoever relating to or affecting the conduct of its business or any of its property or assets or for the purchase, sale or leasing of any property other than those contracts entered into by the Company in the course of their normal and ordinary day to day business, all of which are terminable on 30 days' notice without penalty;

(r) other than as disclosed to Worldwide, there are no management contracts or consulting contracts to which the Company is a party or by which it is bound, and save and except as disclosed in the Company's Financial Statements, no amount is payable or has been agreed to be paid by the Company to any persons as remuneration, pension, bonus, share of profits or other similar benefit and no officer or member, or former officer or member, of the Company, nor any associate or affiliate of any such person, has any claim of any nature against, or is indebted to the Company;

(s) the Company is not in default under or in breach of, or would, after notice or lapse of time or both, be in default under any contract, agreement, indenture or other instrument to which it is a party or by which it is bound nor will the consummation of the transactions contemplated hereby conflict with, constitute a default under, result in a breach of, entitle any person or company to a right of termination under, or result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever upon or against the property or assets of the Company, under its constating documents, any contract, agreement, indenture or other instrument to which the Company is a party or by which it is bound, any law, judgment, order, writ, injunction or decree of any court, administrative agency or other tribunal or any regulation of any governmental authority, and all such contracts, agreements, indentures, or other instruments are in good standing and the Company is entitled to all benefits thereunder;

(t) there are no claims threatened or against or affecting the Company nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting the Company, at law or in equity, before or by any Court, administrative agency or other tribunal or any governmental authority;

(u) neither the Company nor any of the Vendors are aware of any infringement by the Company of any registered patent, trademark or copyright;

(v) the Company shall obtain and maintain until the Closing Date such insurance against loss or damage to its assets and with respect to public liability as is reasonably prudent for companies carrying on businesses similar to that of the Company;

(w) the execution, delivery and performance of this Agreement has been duly and validly authorized and approved by the Company's board of directors, and the Company has the corporate power and authority to execute, deliver and perform this Agreement and such other instruments as appropriate to consummate the transactions herein contemplated, to perform and comply with all of the terms, covenants and conditions to be performed and complied with by the Company hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby;

(x) this Agreement constitutes a valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms, except as the enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally or court applied equitable remedies;

(y) neither the Company nor any of the Vendors are aware of nor has either failed to disclosed to Worldwide any change, event or circumstance which would adversely affect the business or the assets of the Company or the prospects, operation or condition of the Company or which would reasonably be considered to reduce the value of the business of the Company or the value of Vendors' Interests to Worldwide;

(z) neither the Company nor any of the Vendors have made any untrue statement to Worldwide nor has either failed to state a material fact that is required to be stated or that is necessary to prevent a statement that is made from being materially false or misleading in the circumstances in which it was made;

(aa) all of the assets of the Company are in good working order and to the best of each of the Vendors' knowledge contain no latent defects;

(bb) the Vendors have disclosed to Worldwide all contracts, engagements and commitments, whether oral or written, relating to the Company; and

(cc) all alterations, if any, to the articles of incorporation of the Company since its incorporation have been duly approved by the shareholders of the Company.

3.2 Covenants of the Vendors and the Company

Each of the Vendors and the Company, joint and severally, covenant and agree with the Purchaser that:

(a) both before and after the Closing Date, each of the Vendors and the Company shall execute and do all such further deeds, acts, things and give such assurances as may be required in the reasonable opinion of Worldwide's counsel to consummate the transactions contemplated hereby and referenced herein; and

(b) each of the Vendors and the Company will give to Worldwide and its counsel, accountants and other representatives full access, during normal business hours throughout the period prior to the time of Closing, to all of the properties, books, contracts, commitments and records of the Company and will furnish to counsel for Worldwide during such period all such information as Worldwide or counsel for Worldwide may reasonably request.

3.3 Covenants of the Company

The Company covenants and agrees with Worldwide that the Company shall not, prior to the Closing Date, except with the prior written consent of Worldwide:

(a) make or permit to be made any employment contracts or other arrangements with any directors, officers, agents, servants or employees of the Company;

(b) make or assume or permit to be made or assumed any commitment, obligation or liability which is outside of the usual and ordinary course of the business of the Company, and for the purpose of carrying on the same, but the Company will operate its properties and carry on their businesses as heretofore and will maintain all of its properties, rights and assets in good standing, order, and repair;

(c) declare, pay or make any distributions or appropriations of profits or capital;

(d) create or assume any indebtedness other than in the ordinary course of business or guarantee the obligations of any third party; or

(e) sell or otherwise in any way alienate or dispose of or encumber any of its assets;

provided however, that the Company shall, both before and after the Closing Date, execute and do all such further deeds, acts, things and give such assurances as may be required in the reasonable opinion of Worldwide's counsel to consummate the transactions contemplated herein, and shall, without limitation, use its best efforts to obtain any approvals from third parties as may be required to all of the transactions contemplated hereby and referenced herein.

3.4 Covenants of the Vendors, the Company and Worldwide

Each of the Vendors, the Company and Worldwide covenant and agree to co-operate and do all such further deeds, acts, things and give such assurances as may be reasonably required in the circumstances to structure the transactions contemplated herein so that the sale of the Vendors' Interests can be made on a tax free or on a tax deferred roll-over basis, if reasonably available.

ARTICLE 4
REPRESENTATIONS, WARRANTIES AND COVENANTS
OF WORLDWIDE

4.1 Representations and Warranties

Worldwide represents and warrants to the Vendors, as continuing representations and warranties which are true and correct on the date hereof or, if any such representation and warranty is expressed to be made and given in respect of a particular date other than the date hereof, then such representation and warranty shall be true and correct on such date, and all representations and warranties herein shall be true and correct on each day thereafter to and including the Closing Date with the same effect as if made and given on and as of each such day, that:

(a) Worldwide is a company duly incorporated, validly existing and in good standing under the laws of the Province of British Columbia, Canada and has the necessary corporate capacity and is fully qualified in the Province of British Columbia and each other jurisdiction in which it carries on business or holds assets to carry on the business which it now carries on and to hold the assets which it now holds;

(b) as of March 15, 2001, the authorized capital of Worldwide consists of 42,557,285 common shares without par value, of which shares have been validly issued and are outstanding and are fully paid and non-assessable;

(c) Worldwide holds all permits, licenses, consents and authorities issued by any government or governmental authority which are necessary in connection with the operations of its business and of the ownership of its business and of the ownership of its properties and assets;

(d) Worldwide has filed all necessary federal and provincial tax returns affecting workers, compensation with the appropriate agency, corporation capital tax returns and any other reports and information required to be filed by Worldwide with any governmental authority; Worldwide has paid all federal, provincial and foreign income, sales and capital taxes payable by it; Worldwide has withheld and remitted the appropriate taxes to the Minister of National Revenue; Worldwide has paid all instalments of corporate taxes due and payable, and there is not presently outstanding any notice of re-assessment from the Minister of National Revenue or any applicable tax collecting authority;

(e) Worldwide has not declared or paid any dividends of any kind nor declared nor made any other distributions of any kind whatsoever including, without limitation, by way of redemption or repurchase of Worldwide's common shares or deduction of capital;

(f) Worldwide's Financial Statements for the period ended September 30, 2000 and for the period ended June 30, 2001 ("Worldwide's Financial Statements") are true and correct in every material respect, were prepared in accordance with generally accepted accounting principles and fairly reflect the business, property, assets and financial position of Worldwide as at the date of Worldwide's Financial Statements and the results of its operations for the period then ended and there are no liabilities of Worldwide, contingent or otherwise, not reflected in Worldwide's Financial Statements;

(g) there has been no material adverse change in the financial condition and position of Worldwide and no damage, loss destruction or other change in circumstances materially affecting the business, property or assets of Worldwide or its right or capacity to carry on business since the date of Worldwide's Financial Statements;

(h) Worldwide has no liability, due or accruing, contingent or absolute, and is not directly or indirectly subject to any guarantee, indemnity or other contingent or indirect obligation with respect to the obligation of any other person or company not shown or reflected in Worldwide's Financial Statements, other than any such liability, guarantee, indemnity or obligation incurred or assumed by Worldwide in the course of its normal and ordinary day to day business and no such liability, guarantee, indemnity or obligation has been paid or discharged by Worldwide after the date of Worldwide's Financial Statements other than in the course of Worldwide's normal and ordinary day to day business;

(i) Worldwide has not waived or surrendered any right of substantial value and has not made any gift of money or of any of its property or assets;

(j) Worldwide has carried on its business in the normal course;

(k) Worldwide is not in default under or in breach of, or would, after notice or lapse of time or both, be in default under or in breach of, and neither this Agreement nor the consummation of the transactions contemplated hereby will conflict with, constitute a default under, result in a breach of, entitle any person or company to a right of termination under, or result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever upon or against the property or assets of Worldwide, under its constating documents, any contract, agreement, indenture or other instrument to which it is a party or by which it is bound, any law, judgment, order, writ, injunction or decree of any court, administrative agency or other tribunal or any regulation of any governmental authority, and all such contracts, agreements, indentures, or other instruments are in good standing and Worldwide is entitled to all benefits thereunder;

(l) Worldwide has good and marketable title or leasehold title to all of its properties and assets shown or reflected in Worldwide's Financial Statements and such properties and assets are free and clear of any liens, charges or encumbrances;

(m) the execution, delivery and performance of this Agreement has been duly and validly authorized and approved by Worldwide's board of directors, and Worldwide has the corporate power and authority to execute, deliver and perform this Agreement and such other instruments as appropriate to consummate the transactions herein contemplated, to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Worldwide hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby;

(n) this Agreement constitutes the valid and binding obligation of Worldwide, and is enforceable against Worldwide in accordance with its terms, except as the enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally or court applied equitable remedies;

(o) Worldwide's execution, delivery and performance of this Agreement do not (i) conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation or bylaws of Worldwide or any judgment, order, injunction, decree, regulation or ruling of any court or other governmental authority to which Worldwide is subject or of any agreement or contract delivered pursuant hereto or any other material agreement or contract to which Worldwide is a party or is subject, or constitute a default thereunder, or (ii) give to others any rights of termination or cancellation of any agreement or contract listed on any schedule delivered pursuant hereto or any other material agreement or contract to which Worldwide is a party or is subject, or (iii) create any lien or encumbrance upon the assets of Worldwide, or (iv) require the consent, authorization or approval of any governmental agency, body, official or authority;

(p) Worldwide has disclosed all contracts, engagements and commitments, whether oral or written, relating to Worldwide; and

(q) the corporate records of Worldwide, as required to be maintained by it under its statute of incorporation and constating documents, are accurate, complete and up-to-date in all material respects and reflect all material transactions of Worldwide.

4.2 Negative Covenants

Worldwide further covenants and agrees with the Vendors that it will not, prior to the Closing Date, except with the prior written consent of such of the Vendors as may be designated by the Company:

(a) make or assume any commitment, obligation or liability which is outside of the usual and ordinary course of the business of Worldwide and for the purpose of carrying on the same, but Worldwide will operate its properties and carry on its business as heretofore and will maintain all of its properties, rights and assets in good order and repair;

(b) declare or pay any dividends on its common shares or make any other distributions or appropriations of profits or capital;

(c) create or assume any indebtedness or guarantee the obligations of any third party, other than in the ordinary course of its business; or

(d) sell or otherwise in any way alienate or dispose of any of its assets other than in the ordinary course of business.

ARTICLE 5
CONDITIONS

5.1 Worldwide's Conditions

The obligations of Worldwide to complete the transactions contemplated hereby are subject to the following conditions (which are for the exclusive benefit of Worldwide) having been satisfied or expressly waived in writing by Worldwide:

(a) prior to the Closing Date, neither the Vendors nor the Company shall have breached any of the warranties and representations of the Vendors and the Company set forth in this Agreement;

(b) all of the covenants and agreements of the Vendors and the Company to be observed or performed on or before the Closing Date pursuant to the terms hereof shall have been duly observed or performed;

(c) all of the transactions contemplated by this Agreement, shall have been approved by the members of the Company;

(d) on or before the Closing Date, or such later date as the parties hereto may agree in writing, each of the Company and Worldwide shall have received approval to this Agreement and the transactions contemplated herein from such third parties from whom approval is required; and

(e) on or before the Closing Date, or such later date as the parties hereto may agree in writing, counsel for Worldwide shall have performed a due diligence review of the Company and its affairs and Worldwide shall have been satisfied with the results thereof.

5.2 Vendors' Conditions

The obligations of the Vendors to complete the transactions contemplated hereby are subject to the following conditions (which are for the exclusive benefit of the Vendors) having been satisfied or expressly waived in writing by the Vendors:

(a) prior to or on the Closing Date, the Vendors shall not have become aware of any breach of any of the warranties and representations of Worldwide set forth in this Agreement;

(b) all of the covenants and agreements of Worldwide to be observed or performed on or before the Closing Date pursuant to the terms hereof shall have been duly observed or performed;

(c) all of the transactions contemplated by this Agreement, shall have been approved by the members of the Company;

(d) on or before the Closing Date, or such later date as the parties hereto may agree in writing, each of the Company and Worldwide shall have received approval to this Agreement and the transactions contemplated herein from such third parties from whom approval is required;

(e) on or before the Closing Date, or such later date as the parties hereto may agree in writing, counsel for the Vendors shall have performed a due diligence review of Worldwide and its affairs and the Vendors shall have been satisfied with the results thereof; and

(f) on or before the Closing Date, the Vendors shall have received and structured the transactions contemplated herein so that the sale of the Vendors' Interests can be made on a tax free or on a tax deferred roll-over basis, if reasonably available.

ARTICLE 6
PURCHASE AND SALE

6.1 Purchase and Sale

Based upon the representations, warranties and covenants of the parties herein contained and subject to the conditions herein contained, Worldwide hereby purchases and the Vendors hereby transfer, assign and sell to Worldwide on the Closing Date all of the Vendors' rights, titles and interests in and to the Vendors' Interests free and clear of all liens, charges and encumbrances.

6.2 Consideration

In consideration of the purchase and sale herein contemplated and in complete satisfaction of the purchase price for the Vendors' Interests, Worldwide hereby agrees to pay to the Vendors (or to a nominee of any of the Vendors), the sum of US$100 (the "Purchase Price ") payable as follows:

Name of Vendor	Dollar Amount
Jonathan Severn Gregg Schlender	US$50.00 US$50.00

ARTICLE 7
CLOSING

7.1 Closing Date

The completion of the transactions contemplated hereby (the "Closing") shall occur at the offices of Clark, Wilson, 800 - 885 West Georgia Street Vancouver, B.C. on November 30, 2001 (the "Closing Date"), or such later date as the parties hereto may agree in writing.

7.2 Deliveries on Closing

On the Closing Date:

(a) each of the Vendors shall deliver to Worldwide certificates (if such certificates have been issued) representing such Vendor's portion of the Vendors' Interests duly executed and endorsed for transfer to Worldwide,

(b) the Company and the Vendors shall deliver to Worldwide the following:

(i) all books, records and accounts of the Company and any other information necessary for Worldwide to operate and manage the business of the Company and the assets owned by the Company,

(ii) the common seal(s) of the Company, if any,

(iii) satisfactory evidence that the members of the Company and the Vendors have approved the transfer of the Vendors' Interests to Worldwide,

(iv) satisfactory evidence that the Vendors' Interests have been transferred to Worldwide,

(v) necessary approvals from the Company and any third parties as may be required have been obtained and are in full force and effect with respect to the transfer of all the Vendors' Interests to Worldwide as contemplated herein, and

(vi) such other documents and instruments as counsel for Worldwide may reasonably require to effectuate or evidence the transactions contemplated hereby;

(c) Worldwide shall deliver or cause to be delivered to the Vendors a cheque representing the Purchase Price.

ARTICLE 8
MISCELLANEOUS

8.1 Survival of Representations and Warranties

All of the representations, warranties, covenants and agreements of the Vendors and the Company herein and contained in any certificate, statement or other document delivered pursuant to or in connection herewith shall survive the Closing Date and continue in full force and effect for the benefit of the party to which it was given regardless of any knowledge or investigation by or on behalf of the Purchaser with respect thereto.

8.2 Indemnification by the Vendors

The Vendors will indemnify and hold harmless Worldwide from any liabilities relating to the Vendors' Interests and the Company accruing up to and including the day before the Closing Date and in particular, will ensure that the Company has paid all wages, holiday pay, income tax, pension plan, unemployment insurance and other compensation payable to or related to the employees.

8.3 Indemnification by Worldwide

Worldwide will indemnify and hold the Vendors harmless from any liabilities relating to Worldwide accruing up to and including the day before the Closing Date and in particular, will ensure that Worldwide has paid all wages, holiday pay, income tax, pension plan, unemployment insurance and other compensation payable to or related to the employees.

8.4 Notice

Any notice, document or communication required or permitted to be given hereunder shall be in writing at the following addresses, or such other addresses as the parties may specify in writing:

To the Vendors:

Individually addressed to:

Suite 1680, 300 Esplanade Drive
Oxnard, California 93030
USA

To Worldwide:

Suite 1680
300 Esplanade Drive
Oxnard, California 93030

with a copy to:

Clark, Wilson
Barristers and Solicitors
800 - 885 West Georgia Street
Vancouver, BC V6C 3H1

Attention:  Virgil Z. Hlus

Fax: (604) 687-6314

To the Company:

Entertainment Hosting & Merchandising, LLC
Suite 1680, 300 Esplanade Drive
Oxnard, California 93030
USA

Notices shall be effective and deemed to have been duly given and received if delivered personally or by telecopier.

8.5 Time

Time shall be of the essence hereof.

8.6 Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior contracts, agreements and understandings between the parties. There are no representations warranties, collateral agreements or conditions affecting this transaction other than as are expressed or referred to herein in writing.

8.7 Consent of the Company and Worldwide

The Company and Worldwide consent to the transactions contemplated herein and hereby acknowledge and agree to execute and perform all such further deeds, acts, things and give such assurances as may be required in the reasonable opinion of counsel for more perfectly consummating the transactions contemplated herein, and shall, without limitation, use their best efforts to obtain as required, approval from such parties as may be required to give their approval to the transactions contemplated hereby and herein referenced.

8.8 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

8.9 Enurement

This Agreement shall enure to the benefit of and be binding upon the respective heirs, successors and assigns of the parties hereto.

8.10 Headings

The headings in this Agreement have been inserted for convenience only, and do not define, limit, alter or enlarge the meaning of any provision of this Agreement.

8.11 Schedules

Wherever any term or conditions, expressed or implied, in such schedules conflicts or is at variance with any term or conditions of this Agreement, the terms or conditions of this Agreement shall prevail.

8.12 Severability

If a provision of this Agreement is deemed to be wholly or partly invalid, this Agreement will be interpreted as if the invalid provision had not been a part thereof.

8.13 Counterparts

This Agreement may be executed in one or more counterparts which, when so executed, by facsimile signature or otherwise, shall be read together and be construed as one agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first set forth above.

EXECUTED BY JONATHAN SEVERN in
the presence of:

/s/ Aric Gastwirth
Aric Gastwirth
300 Esplanade Dr. Suite 1680
Oxnard, CA 93030
CPA, Chief Financial Officer

/s/ Jonathan Severn
JONATHAN SEVERN

EXECUTED BY GREGG SCHLENDER in
the presence of:

/s/ Aric Gastwirth
Aric Gastwirth
300 Esplanade Dr. Suite 1680
Oxnard, CA 93030
CPA, Chief Financial Officer

/s/ Gregg Schlender
GREGG SCHLENER

WORLDWIDE TECHNOLOGIES, INC.

Per: /s/ signed
Authorized Signatory

ENTERTAINMENT HOSTING & MERCHANDISING, LLC

Per: /s/ signed
Authorized Signatory